UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 15, 2025

AMERICAN REBEL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41267	47-3892903
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5115 Maryland Way, Suite 303 Brentwood, Tennessee	37027
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (833) 267-3235

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AREB	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	AREBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

As used in this Current Report on Form 8-K (this “Report”), the terms “the Company,” “we,” “us” and “our” refer to American Rebel Holdings, Inc. and its subsidiaries.

Item 3.02 Sale of Unregistered Securities.

On January 10, 2025, the Company authorized the issuance of 55,000 shares of common stock to a consultant pursuant to the terms of an amendment to a current consulting agreement.

On January 14, 2025, the Company authorized the issuance of 43,335 shares of Series D Convertible Preferred Stock to seven service providers to the Company and its subsidiaries.

The issuance of the shares of Common Stock and Series D Convertible Preferred Stock will not be registered under the Securities Act of 1933, as amended, in reliance upon the exemption from the registration requirements of that Act provided by Section 4(a)(2) thereof. The recipients of shares either are accredited investors with the experience and expertise to evaluate the merits and risks of an investment in securities of the Registrant and the financial means to bear the risks of such an investment or service providers to the Company.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On May 3, 2024, the Securities and Exchange Commission (the “SEC”) entered an order barring BF Borgers CPA PC (“Borgers”), the Company’s then independent registered public accounting firm, from appearing or practicing before the SEC as an accountant. As a result, Borgers could no longer act as the Company’s independent registered public accounting firm and, effective May 3, 2024, the Company dismissed Borgers as its independent registered public accounting firm and reported the dismissal in a Current Report on Form 8-K filed with the SEC on May 6, 2024.

Effective May 14, 2024, the Company engaged GBQ Partners LLC (“GBQ”) as the Company’s new independent registered public accounting firm and reported the engagement in a Current Report on Form 8-K filed with the SEC on May 14, 2024.

Given the circumstances giving rise to Borgers’ dismissal, the Company asked GBQ to re-audit its financial statements as of and for the years ended December 31, 2023 and December 31, 2022, and for which the Company expects to file an amended Annual Report on Form 10-K/A for the year ended December 31, 2023, (the “2023 Form 10-K/A”). Contemporaneously with the reaudit, the Company is undertaking an internal review of certain accounting policies and internal controls and procedures.

In the course of this internal review and while GBQ performs the reaudit, the following matters relating to the prior audited financial statements included in the 2023 Form 10-K and the unaudited interim financial statements for the quarters ended March 31, 2023, June 30, 2023, September 30, 2023, March 31, 2024 and June 30, 2024 included in the Quarterly Reports on Form 10-Q for those periods (the “Subject Forms 10-Q”) were considered to be material: (a) accounting for inventory, cost of goods sold, and accounts receivable; (b) accounting and recognition of certain expenses and accruals, including those related to debt obligations; (c) accounting for Series A preferred stock and related deferred compensation issued in November 2023; (d) accounting for the Champion business combination and subsequent goodwill impairment; and (e) adjustments to the right of use assets and liabilities. As a result, the Company determined that in order to reflect the foregoing, the Company’s financial statements for the years ended December 31, 2023 and December 31, 2022 would be restated and that the quarterly periods included in the Subject Forms 10-Q would not be restated but should not be relied upon.

Subsequent thereto, the board of directors of the Company, after discussion with management and GBQ of the matters described above, concluded that the Company’s (i) audited financial statements as of and for the years ended December 31, 2023 and December 31, 2022, as previously included in the 2023 Form 10-K; and (ii) interim unaudited financial statements included in the Subject Forms 10-Q, should no longer be relied upon due to the reasons stated above.

As promptly as possible following completion of the reaudit of the Company’s restated financial statements as of and for the years ended December 31, 2023 and December 31, 2022, the Company will file an amendment to the 2023 Form 10-K and include an explanatory restatement footnote with respect to the restated financial statements. In addition, these matters referred to above may represent a material weakness in the Company’s internal controls, which may be reported in amended Form 10-K/A, together with the Company’s planned remediation efforts.

The Company anticipates delaying the filing of its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024 (the “Pending 10-Q”). At this time, the Company expects to file 2023 Form 10-K/A and the Pending 10-Q on or before January 31, 2025.

The Company’s management and board of directors have discussed the matters disclosed in this Item 4.02 with GBQ, the Company’s independent registered public accounting firm.

Note Regarding Forward Looking Statements

This Report contains forward-looking statements that reflect our current views about future events. We use the words “anticipate,” “assume,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “should,” “could,” “seek,” “designed,” “potential,” “forecast,” “target,” “objective,” “goal” or the negatives of such terms or other similar expressions. These statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.

Item 7.01 Regulation FD Disclosure.

On January 13, 2025, the Company issued a press release entitled “American Rebel Holdings CEO Andy Ross Performs at Legendary Whiskey Jam Showcase.” A copy of the press release is attached hereto as Exhibit 99.1.

On January 15, 2025, the Company’s wholly-owned subsidiary, Champion Safe Company, Inc., issued a press release entitled “Champion Safe Company Unveils 2025 Estate Series Safes: Crafted with American Steel and Superior Craftsmanship for Unmatched Reliability.” A copy of the press release is attached hereto as Exhibit 99.2.

The press releases contain forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are necessarily based on certain assumptions and are subject to significant risks and uncertainties. These forward-looking statements are based on management’s expectations as of the date hereof. The Registrant does not undertake any responsibility for the adequacy, accuracy or completeness or to update any of these statements in the future. Actual future performance and results could differ from that contained in or suggested by these forward-looking statements.

The information in Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to Item 7.01 of this Current Report on Form 8-K in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Whiskey Jam Press Release dated January 13, 2025
99.2	Champion Safe 2025 Estate Series Safes Press Release dated January 15, 2025
104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REBEL HOLDINGS, INC.

Date: January 15, 2025	By:	/s/ Charles A. Ross, Jr.
Charles A. Ross, Jr. Chief Executive Officer